[FRONT COVER]

                       VANGUARD(R) MORGAN(TM) GROWTH FUND

SEMIANNUAL REPORT

MARCH 31, 2003

                                                                     [SHIP LOGO]

                                                         [THE VANGUARD GROUP[R]]

ETERNAL PRINCIPLES
Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.


================================================================================
SUMMARY
* The Investor Shares of Vanguard Morgan Growth Fund returned 5.2% during the first six months of the 2003 fiscal year, as hard-hit growth stocks enjoyed a reprieve.
* The broad stock market plunged to an almost seven-year low in early October, then surged, then dived again before rallying sharply on the eve of the war with Iraq.
* The fund's returns were superior to that of the average multi-cap growth fund, a performance that reflects the combined efforts of the fund's three advisers.
================================================================================
CONTENTS
   1 Letter from the Chairman
   5 Report from the Advisers
   7 Fund Profile
   8 Glossary of Investment Terms
   9 Performance Summary
  10 Results of Proxy Voting
  11 Financial Statements
  24 Advantages of Vanguard.com
================================================================================

LETTER FROM THE CHAIRMAN

                                                                         [PHOTO]
                                                               [JOHN J. BRENNAN]

FELLOW SHAREHOLDER,
After suffering mightily last spring and summer, growth stocks enjoyed a reversal of fortune, and the Investor Shares of Vanguard(R) Morgan(TM) Growth
Fund returned 5.2% during the six months ended March 31, 2003. (The fund's Admiral(TM) Shares earned 5.3%).

     The fund outpaced both the average multi-cap growth fund and the broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, during the period, but trailed the Russell 3000 Growth Index, a measure of the market's growth stocks. The fund's underperformance of this unmanaged benchmark was the result of our relatively smaller weighting in technology stocks and a larger position in more reasonably valued consumer discretionary stocks--a direct manifestation of the fund's price-conscious approach to growth investing.

     The table at left presents the six-month total returns for Vanguard Morgan Growth Fund, its average peer, and its index benchmarks. Per-share details about the components of the fund's total returns--capital change plus reinvested income--appear on page 4.

================================================================================
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                  MARCH 31, 2003
--------------------------------------------------------------------------------
VANGUARD MORGAN GROWTH FUND
 Investor Shares                                                        5.2%
 Admiral Shares                                                         5.3
Average Multi-Cap Growth Fund*                                          4.6
Russell 3000 Growth Index                                               5.8
Wilshire 5000 Index                                                     4.5
================================================================================
*Derived from data provided by Lipper Inc.

AS WAR LOOMED, STOCKS POSTED A SIX-MONTH GAIN
After 2 1/2 years of overall decline, the U.S. stock market posted a 4.5% gain for the six months ended March 31.

================================================================================
ADMIRAL  SHARES
A lower-cost share class for investors whose large or long-standing accounts provide economies of scale.
================================================================================

     But getting to that healthy return was a roller-coaster ride: The stock market plunged to an almost seven-year low in early October, then surged, then dived again before rallying sharply in the days leading up to the March 19 outbreak of war with Iraq. The imminence of war--and expectations for a quick and decisive U.S. victory--seemed to relieve investors' anxiety, bolstering stocks. But as the war went into its second week, the stock market gave back some of its earlier gains, trading beneath a cloud of military and economic uncertainties--the latter including rising unemploy-ment, industrial weakness, and surging energy prices.

     Besides the overall turnaround in the market, the half-year saw other reversals of recent trends: Large- capitalization stocks fared better than small-caps during the period, and higher-priced growth stocks outpaced value issues. Among market segments, only small-cap value stocks declined a bit (-0.4% for the Russell 2000 Value Index). And technology--the sector most responsible for the bubble of the late 1990s and the subsequent bear market--posted the highest gain in the semiannual period: 20.4% for tech shares in the Russell 1000 Index.

================================================================================
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
                                                      SIX      ONE         FIVE
                                                   MONTHS     YEAR        YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                       5.0%   -24.5%        -3.6%
Russell 2000 Index (Small-caps)                       1.4    -27.0         -4.1
Wilshire 5000 Index (Entire market)                   4.5    -24.0         -3.9
MSCI All Country World Index Free
 ex USA (International)                              -0.9    -22.2         -6.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                           3.0%    11.7%         7.5%
 (Broad taxable market)
Lehman Municipal Bond Index                           1.2      9.9          6.1
Citigroup 3-Month Treasury Bill Index                 0.7      1.6          4.1
--------------------------------------------------------------------------------
CPI
Consumer Price Index                                  1.8%     3.0%         2.6%
================================================================================
*Annualized.

FED SLASHED SHORT-TERM INTEREST RATES, BUT BOND YIELDS CREPT UPWARD
Hoping to jump-start the flagging economy, the Federal Reserve Board cut short-term interest rates by 50 basis points (0.50 percentage point) in November, bringing its target for the federal funds rate to a four-decade low of 1.25%. The yield of the 3-month U.S. Treasury bill, which hews closely to the Fed's interest rate shifts, declined by 44 basis points during the six months to 1.11%.

================================================================================
The broad stock market closed the period with a strong rally on the eve of military engagement with Iraq.
================================================================================

     On the other hand, yields for longer-term Treasury securities--which are driven more by market forces--rose during the period. After reaching a 44-year low in early October, the yield of the 10-year Treasury note inched up, ending at 3.80% on March 31. This was a rise of 21 basis points from its level on September 30, 2002. Rising yields meant falling bond prices. Government securities with virtually no credit risk--the biggest winners in the bond rally of the past three years--provided tepid returns, while corporate bonds carrying the highest credit risk surged (producing a 14.9% six-month return for the Lehman Brothers High Yield Index). The Lehman Aggregate Bond Index, a proxy for the broad investment-grade taxable bond market, returned 3.0% for the six months.

IT WAS AN ENCOURAGING SIX MONTHS FOR GROWTH STOCKS AND THE FUND
After lagging value stocks during much of the stock market's long downturn, growth stocks moved to the fore in the first half of fiscal 2003. Health care and technology stocks--two sizable components of Vanguard Morgan Growth Fund's portfolio--provided especially strong showings.

     Your fund's returns were superior to that of the average multi-cap growth fund, a performance that reflects the combined efforts and skills of the fund's three advisers: Wellington Management Company, which takes a traditional approach to stock-picking, and Vanguard Quantitative Equity Group and Franklin Portfolio Associates, both of which employ quantitative techniques to identify promising stocks. The table below presents the percentage of fund assets managed by each adviser at the end of March.

================================================================================
Morgan Growth's investment character has been the same since the fund's inception: a growth-oriented approach with some sensitivity to valuation.
================================================================================

     Although your fund's returns lagged that of the Russell 3000 Growth Index--a theoretical construct that bears no operating costs--that pattern is not atypical in growth-led markets. Vanguard Morgan Growth Fund is managed with a sensitivity to valuations, a quality absent from an unmanaged index. During the past six months, your fund held a smaller-than-benchmark weighting in still-pricey technology stocks and a higher-than-market position in the more reasonably valued consumer discretionary sector. This stance exacted a modest cost in terms of return relative to the benchmark. The fund also held some of the weaker-performing stocks in the two sectors.

================================================================================
FUND ASSETS MANAGED                                               MARCH 31, 2003
                                                   $ MILLION          PERCENTAGE
--------------------------------------------------------------------------------
Wellington Management Company, llp                    $1,131               39%
Vanguard Quantitative Equity Group                       848               29
Franklin Portfolio Associates, LLC                       837               28
Cash Investments*                                        129                4
--------------------------------------------------------------------------------
Total                                                 $2,945              100%
================================================================================
*This cash is invested by The Vanguard Group in equity index products to simulate investment in stocks. Each adviser also may maintain a modest cash position.
--------------------------------------------------------------------------------

     It's unwise to make too much of six-month results, but the Morgan Growth Fund's half-year performance paints a reasonable picture of the investment character the fund has demonstrated since its inception in 1968: a growth-oriented approach with some sensitivity to valuation. The fund keeps these forces working in your favor by operating at the lowest reasonable cost. During the first half of fiscal 2003, for example, Vanguard Morgan Growth Fund Investor Shares carried annualized operating expenses equal to 0.54% of average net assets (the expense ratio for Admiral Shares was 0.38%); the average competitor charged an imposing 1.76%.

HOPE FOR THE BEST, BUT PREPARE FOR LESS
On March 24, 2003, we marked a third anniversary of the stock market's downturn, an occasion that we hope not to revisit next year. But because we can never know for sure what the future will bring, a wise approach is to invest at least some of your assets as if the downturn could continue, while positioning the rest of your portfolio for the stock market's inevitable recovery.

     That's why we advise holding a balanced portfolio of stock, bond, and money market funds in proportions suited to your unique goals, time horizon, and tolerance for risk. Vanguard Morgan Growth Fund, which offers broad-based exposure to the market's growth stocks through the talents of its three investment advisers, can be one component of such a portfolio.

     Thank you for entrusting us with your hard-earned money.


Sincerely,

John J. Brennan
Chairman and Chief Executive Officer

April 9, 2003


================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE            SEPTEMBER 30, 2002-MARCH 31, 2003
--------------------------------------------------------------------------------
                                                         DISTRIBUTIONS PER SHARE
                           STARTING            ENDING       INCOME       CAPITAL
                        SHARE PRICE       SHARE PRICE      DIVIDENDS       GAINS
--------------------------------------------------------------------------------
MORGAN GROWTH FUND
 Investor Shares           $10.49           $11.00           $0.04         $0.00
 Admiral Shares             32.58            34.13            0.18          0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISERS
During the six months ended March 31, 2003, the Investor Shares of Vanguard Morgan Growth Fund returned 5.2%, and the Admiral Shares returned 5.3%. Those results exceeded the 4.5% return of the Wilshire 5000 Index and the 4.6% average return of peer funds, but trailed the 5.8% return of the Russell 3000 Growth Index.

     The best-performing stocks in the fourth quarter of 2002 were volatile companies with unimpressive earnings and sales growth; namely, technology and telecommunications companies, which in previous months had posted some of the market's worst returns. In contrast to the fourth-quarter giddiness, the investment environment during the first three months of 2003 was muted, as the market seemed to wait for some kind of catalyst.

THE FUND'S SUCCESSES
Over the last six months, the fund benefited from the strong results of consumer and industrial companies such as Liberty Media, the cable TV giant; USA Interactive, an Internet media and commerce company; and EchoStar Communications, a satellite TV provider. First Data, the financial-data powerhouse, was the top contributor to the fund's performance in the period. Other holdings that earned strong returns were Staples, the office-supply chain; Sealed Air, a packaging company; and First Tennessee National, a financial services firm.

================================================================================
INVESTMENT PHILOSOPHY
The fund reflects a belief that superior long-term investment results can be achieved by holding a well-diversified portfolio of growth stocks selected by several advisers using distinct investment strategies. Over time, such a fund should provide gross returns that parallel those of other large, growth-oriented mutual funds and net returns that exceed the group average.
================================================================================

THE FUND'S SHORTFALLS
We also held a number of disappointing performers, especially in the health care sector. They included HCA, the hospital administration company; Schering-Plough, the pharmaceuticals maker; and two medical equipment and testing companies, Beckman Coulter and Laboratory Corporation of America Holdings. Other poor performers included Michaels Stores, an arts and crafts retailer; Activision, a maker of gaming software; and Jones Apparel Group.

THE FUND'S POSITIONING
We made no significant change in the fund's sector allocations in the half-year. Compared with our benchmark index, the portfolio remains overweighted in financial services and health care, but underweighted in technology, where fundamentals remain tepid. We did decrease the exposure to consumer-oriented stocks. In health care, we added Aventis, a French-based pharmaceutical firm with a lengthy list of well-positioned drugs; the company appears primed for rapid near-term growth. We also added to our holdings in WellPoint Health Networks and Schering-Plough. While it seems we were a little premature in establishing a position in Schering-Plough last fall, we are quite excited about the potential for the company's new cholesterol-lowering drug, Zetia.

     On the consumer side, we reduced our position in Kimberly-Clark because Procter & Gamble has become more competitive than we originally imagined, and we reduced our holdings in Clear Channel Communications and Lowe's.

     We see many companies continuing to streamline their operations and clean up their balance sheets, a process that will make them stronger and better prepared for economic expansion. Although there is much uncertainty about the timing and strength of an economic recovery, we think long-term shareholders will be well-served by Vanguard Morgan Growth Fund's disciplined approach to investing in U.S. growth stocks.

Wellington Management Company, llp
Vanguard Quantitative Equity Group
Franklin Portfolio Associates, LLC

April 15, 2003

FUND PROFILE                                                AS OF MARCH 31, 2003
This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 8.

MORGAN GROWTH FUND
================================================================================
PORTFOLIO CHARACTERISTICS
                                                        COMPARATIVE      BROAD
                                              FUND          INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Stocks                                  334        1,831        5,590
Median Market Cap                              $10.0B       $50.6B       $26.1B
Price/Earnings Ratio                            21.7x        22.8x        20.4x
Price/Book Ratio                                 2.9x         3.7x         2.4x
Yield                                                         1.2%         1.8%
 Investor Shares                                 0.4%
 Admiral Shares                                  0.6%
Return on Equity                                20.1%        24.9%         20.9%
Earnings Growth Rate                            14.7%        12.7%          8.4%
Foreign Holdings                                 5.8%         0.0%          0.3%
Turnover Rate                                    79%Y           --            --
Expense Ratio                                                   --            --
 Investor Shares                               0.54%Y
 Admiral Shares                                0.38%Y
Cash Investments                                  1.8%          --            --
--------------------------------------------------------------------------------

================================================================================
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
Microsoft Corp.                                   2.6%
(software)
General Electric Co.                              1.7
(conglomerate)
Dell Computer Corp.                               1.7
(computer hardware)
First Data Corp.                                  1.6
(financial services)
American International Group, Inc.                1.5
(insurance)
Pharmacia Corp.                                   1.4
(pharmaceuticals)
PepsiCo, Inc.                                     1.4
(beverage)
WellPoint Health Networks Inc. Class A            1.4
(health products and services)
Pfizer, Inc.                                      1.3
(pharmaceuticals)
Schering-Plough Corp.                             1.2
(pharmaceuticals)
--------------------------------------------------------------------------------
Top Ten                                          15.8%
================================================================================
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


================================================================================
VOLATILITY MEASURES
                                COMPARATIVE                         BROAD
                      FUND            INDEX*           FUND         INDEX**
--------------------------------------------------------------------------------
R-Squared             0.96            1.00            0.96           1.00
Beta                  0.87            1.00            1.17           1.00
================================================================================

================================================================================
INVESTMENT FOCUS
 MARKET CAP - LARGE
 STYLE - GROWTH
================================================================================

================================================================================
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                                       COMPARATIVE       BROAD
                                                 FUND        INDEX*      INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                            1.9%          1.3%         2.5%
Consumer Discretionary                           22.5         16.6         15.3
Consumer Staples                                  4.8          9.7          7.1
Financial Services                               15.1         12.2         22.0
Health Care                                      29.6         26.9         14.8
Integrated Oils                                   0.3          0.1          3.9
Other Energy                                      1.7          1.4          2.3
Materials & Processing                            1.4          1.2          3.7
Producer Durables                                 3.1          2.9          3.8
Technology                                       14.9         20.3         13.1
Utilities                                         2.4          0.9          6.9
--------------------------------------------------------------------------------
Other                                             2.3          6.5          4.6
================================================================================

 *Russell 3000 Growth Index.
**Wilshire 5000 Index.
 +Annualized.

                                                               VISIT OUR WEBSITE
                                                             AT WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
================================================================================
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
================================================================================
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
================================================================================
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
================================================================================
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
================================================================================
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
================================================================================
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
================================================================================
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
================================================================================
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
================================================================================
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
================================================================================
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
================================================================================
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
================================================================================

PERFORMANCE SUMMARY                                         AS OF MARCH 31, 2003
All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

MORGAN GROWTH FUND
================================================================================
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 30, 1992-MARCH 31, 2003
================================================================================
FISCAL YEAR           MORGAN GROWTH FUND              RUSSELL 3000 GROWTH INDEX
--------------------------------------------------------------------------------
1993                          14.3                                      7.5
1994                           0.9                                      5.4
1995                          32.3                                     31.8
1996                          20.1                                     20.5
1997                          37.1                                     35.1
1998                          -3.0                                      7.3
1999                          37.1                                     34.7
2000                          24.8                                     23.9
2001                         -35.6                                    -45.4
2002                         -17.0                                    -22.2
2003*                          5.2                                      5.8
================================================================================
*Six months ended March 31, 2003.
Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.


================================================================================
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
                                         ONE    FIVE           TEN YEARS
                     INCEPTION DATE     YEAR   YEARS    CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
MORGAN GROWTH FUND
 Investor Shares      12/31/1968      -23.13%  -3.74%      6.89%   0.91%   7.80%
 Admiral Shares        5/14/2001      -22.98  -17.90*        --      --       --
================================================================================
*Return since inception.

================================================================================
NOTICE TO SHAREHOLDERS
At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

o ELECT TRUSTEES FOR THE FUND. The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

================================================================================
TRUSTEE                      FOR                WITHHELD       PERCENTAGE FOR
--------------------------------------------------------------------------------
John J. Brennan              1,740,579,865      36,999,540             97.9%
Charles D. Ellis             1,737,347,749      40,231,656             97.7
Rajiv L. Gupta               1,736,965,767      40,613,637             97.7
JoAnn Heffernan Heisen       1,738,500,450      39,078,954             97.8
Burton G. Malkiel            1,735,636,334      41,943,071             97.6
Alfred M. Rankin, Jr.        1,740,665,125      36,914,280             97.9
J. Lawrence Wilson           1,735,543,656      42,035,749             97.6
================================================================================

o CHANGE THE FUND'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

================================================================================
                                                     BROKER          PERCENTAGE
FOR                AGAINST          ABSTAIN          NON-VOTES              FOR
--------------------------------------------------------------------------------
1,602,971,761      85,817,072       48,858,814       39,931,758           90.2%
================================================================================
Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                                  MARCH 31, 2003 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                          MARKET
                                                                          VALUE*
MORGAN GROWTH FUND                                 SHARES                  (000)
================================================================================
COMMON STOCKS (93.7%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.8%)
* Ryanair Holdings PLC ADR                        341,600          $      14,166
* JetBlue Airways Corp.                           278,550                  7,719
* Exel PLC                                        800,000                  7,113
  FedEx Corp.                                     126,400                  6,961
  United Parcel Service, Inc.                      78,400                  4,469
* Easyjet Airline Co.                           1,046,063                  3,671
* Sinotrans Ltd.                               13,500,000                  3,505
  Tidewater Inc.                                  104,900                  3,013
  Skywest, Inc.                                   171,300                  1,766
  Southwest Airlines Co.                           88,000                  1,264
                                                         -----------------------
                                                                          53,647
                                                         -----------------------
CONSUMER DISCRETIONARY (21.1%)
 ADVERTISING AGENCIES (0.4%)
 Omnicom Group Inc.                               163,800                  8,873
 Harte-Hanks, Inc.                                 93,100                  1,778

 CABLE TELEVISION SERVICES (1.4%)
* Liberty Media Corp.                           3,663,400                 35,645
* EchoStar Communications Corp. Class A           181,300                  5,236

 CASINOS & GAMBLING (0.7%)
* International Game Technology                   107,100                  8,771
* Harrah's Entertainment, Inc.                    181,700                  6,487
* Station Casinos, Inc.                           141,100                  2,979
* GTECH Holdings Corp.                             43,700                  1,427

 COMMERCIAL INFORMATION SERVICES (0.6%)
* AOL Time Warner Inc.                          1,693,100          $      18,387

CONSUMER ELECTRONICS (1.2%)
* Electronic Arts Inc.                            295,900                 17,352
* Yahoo! Inc.                                     553,900                 13,305
* Activision, Inc.                                356,750                  5,155

CONSUMER PRODUCTS (0.2%)
Gillette Co.                                      125,400                  3,880
Kimberly-Clark Corp.                               33,000                  1,500
International Flavors &
 Fragrances, Inc.                                  24,800                    771

EDUCATION--SERVICES (0.5%)
* Apollo Group, Inc. Class A                      120,700                  6,022
* University of Phoenix                           110,633                  4,718
* Career Education Corp.                           82,500                  4,036

ELECTRICAL--HOUSEHOLD APPLIANCES (0.1%)
Maytag Corp.                                      165,800                  3,155

ENTERTAINMENT (1.0%)
* Viacom Inc. Class B                             511,100                 18,665
* Fox Entertainment Group, Inc.
   Class A                                        329,800                  8,796
* Pixar, Inc.                                      48,200                  2,607

================================================================================
                                                                          MARKET
                                                                          VALUE*
MORGAN GROWTH FUND                                 SHARES                  (000)
================================================================================
HOUSEHOLD EQUIPMENT & PRODUCTS (0.4%)
Black & Decker Corp.                              261,300          $       9,109
The Stanley Works                                  55,700                  1,336

HOUSEHOLD FURNISHINGS (0.5%)
* Mohawk Industries, Inc.                         157,200                  7,536
  Newell Rubbermaid, Inc.                         243,900                  6,915
  Leggett & Platt, Inc.                            43,900                    802

LEISURE TIME (0.1%)
Callaway Golf Co.                                 253,500                  3,012

MISCELLANEOUS BUSINESS & CONSUMER DISCRETIONARY (0.4%)
E.W. Scripps Co. Class A                          160,000                 12,118

PUBLISHING--MISCELLANEOUS (0.8%)
News Corp. Ltd. ADR                               895,000                 19,144
Meredith Corp.                                    128,700                  4,914

RADIO & TELEVISION BROADCASTERS (1.7%)
* Univision Communications Inc.                   950,000                 23,284
* Clear Channel
   Communications, Inc.                           471,654                 15,999
* Emmis Communications, Inc.                      251,900                  4,252
* Westwood One, Inc.                              114,200                  3,568
* Cumulus Media Inc.                              211,800                  3,084

RENT LEASE SERVICES--CONSUMER (0.4%)
* Rent-A-Center, Inc.                             213,800                 11,697

RESTAURANTS (0.9%)
  Outback Steakhouse                              241,600                  8,548
  CBRL Group, Inc.                                280,466                  7,699
* Starbucks Corp.                                 159,700                  4,114
  Applebee's International, Inc.                   91,200                  2,557
* CEC Entertainment Inc.                           74,600                  2,030
* Yum! Brands, Inc.                                50,800                  1,236
* Brinker International, Inc.                      27,700                    845

RETAIL (7.6%)
  Wal-Mart Stores, Inc.                           548,000                 28,512
* Bed Bath & Beyond, Inc.                         652,400                 22,534
* Abercrombie & Fitch Co.                         710,000                 21,321
* USA Interactive                                 768,800                 20,596
* Staples, Inc.                                   960,400                 17,604
  The Gap, Inc.                                 1,196,100                 17,331
  Lowe's Cos., Inc.                               315,900                 12,895
  Home Depot, Inc.                                472,800                 11,517
* Williams-Sonoma, Inc.                           439,300                  9,577
* Amazon.com, Inc.                                296,300                  7,713
* Advance Auto Parts, Inc.                        139,200                  6,438
* Michaels Stores, Inc.                           244,300                  6,110
* Chico's FAS, Inc.                               291,900                  5,838
  Target Corp.                                    182,400                  5,337
* AutoNation, Inc.                                336,100                  4,285
* Big Lots Inc.                                   375,400                  4,223
* Fisher Scientific International Inc.            139,000                  3,886
* AutoZone Inc.                                    50,600                  3,477
  Foot Locker, Inc.                               290,800                  3,112
* Kohl's Corp.                                     49,600                  2,806
* PETsMART, Inc.                                  204,300                  2,574
  Ross Stores, Inc.                                56,700                  2,050
* Zale Corp.                                       54,000                  1,768
* Barnes & Noble, Inc.                             68,800                  1,307
* GameStop Corp.                                   62,100                    745

SERVICES--COMMERCIAL (1.0%)
* Cendant Corp.                                   667,200                  8,473
* eBay Inc.                                        66,300                  5,654
* Getty Images, Inc.                              178,800                  4,910
* Accenture Ltd.                                  243,100                  3,768
  Manpower Inc.                                    83,000                  2,480
* AMN Healthcare Services, Inc.                   203,000                  2,229
* Expedia Inc.                                     37,600                  1,942
  Waste Management, Inc.                           21,400                    453
* Allied Waste Industries, Inc.                    49,000                    392

TEXTILES APPAREL MANUFACTURING (0.9%)
* Adidas-Salomon AG                               190,000                 16,752
* Jones Apparel Group, Inc.                       280,600                  7,697
* Coach, Inc.                                      26,600                  1,020

TOYS (0.3%)
Mattel, Inc.                                      429,900                  9,673
                                                         -----------------------
                                                                         622,343
                                                         -----------------------
CONSUMER STAPLES (4.5%)
  PepsiCo, Inc.                                 1,020,700                 40,828
  Procter & Gamble Co.                            165,600                 14,747
  The Coca-Cola Co.                               327,900                 13,273
  Coca-Cola Enterprises, Inc.                     609,100                 11,384
  The Clorox Co.                                  192,500                  8,888
  Altria Group, Inc.                              251,400                  7,532
  The Pepsi Bottling Group, Inc.                  388,100                  6,959
  Walgreen Co.                                    205,900                  6,070
  Anheuser-Busch Cos., Inc.                       125,500                  5,850
  Colgate-Palmolive Co.                            97,300                  5,296
  Sysco Corp.                                     127,300                  3,239
* Performance Food Group Co.                       75,200                  2,306
  Sara Lee Corp.                                   83,800                  1,567
* The Kroger Co.                                  110,500                  1,453
  General Mills, Inc.                              26,200                  1,193
  Kraft Foods Inc.                                 35,800                  1,010
                                                         -----------------------
                                                                         131,595
                                                         -----------------------

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
================================================================================
FINANCIAL SERVICES (14.2%)
  First Data Corp.                              1,254,100          $      46,414
  American International
   Group, Inc.                                    919,435                 45,466
  Freddie Mac                                     538,300                 28,583
  Citigroup, Inc.                                 778,887                 26,833
  Ace, Ltd.                                       748,700                 21,675
  H & R Block, Inc.                               429,700                 18,344
  Ambac Financial Group, Inc.                     341,400                 17,248
  St. Paul Cos., Inc.                             520,800                 16,561
  Capital One Financial Corp.                     439,800                 13,198
  Fannie Mae                                      200,300                 13,090
* Fiserv, Inc.                                    393,400                 12,384
* SunGard Data Systems, Inc.                      548,400                 11,681
  MBIA, Inc.                                      263,500                 10,182
  Synovus Financial Corp.                         527,300                  9,433
  Countrywide Financial Corp.                     157,400                  9,050
  Everest Re Group, Ltd.                          140,000                  8,009
* Affiliated Computer
   Services, Inc. Class A                         169,900                  7,520
  First Tennessee National Corp.                  169,100                  6,715
  Fidelity National Financial, Inc.               187,762                  6,412
* DST Systems, Inc.                               227,700                  6,193
  Moody's Corp.                                   130,700                  6,042
  T. Rowe Price Group Inc.                        222,000                  6,020
* Infinity Property &
   Casualty Corp.                                 312,300                  5,715
* CheckFree Corp.                                 222,400                  5,000
  American Express Co.                            148,100                  4,921
* BISYS Group, Inc.                               290,000                  4,733
  New York Community
   Bancorp, Inc.                                  151,500                  4,515
  Marsh & McLennan Cos., Inc.                     104,200                  4,442
  Fifth Third Bancorp                              86,800                  4,352
  Automatic Data Processing, Inc.                 138,300                  4,258
  Greater Bay Bancorp                             286,400                  4,096
  MBNA Corp.                                      213,600                  3,215
  Marshall & Ilsley Corp.                         110,200                  2,817
  SLM Corp.                                        24,400                  2,706
* Affiliated Managers Group, Inc.                  64,600                  2,685
* Providian Financial Corp.                       353,322                  2,318
  Hudson United Bancorp                            72,000                  2,218
  TCF Financial Corp.                              51,200                  2,050
  AFLAC Inc.                                       50,700                  1,625
* E*TRADE Group, Inc.                             368,600                  1,552
  Equifax, Inc.                                    75,600                  1,511
  Wells Fargo & Co.                                30,700                  1,381
  North Fork Bancorp, Inc.                         40,600                  1,196
  Doral Financial Corp.                            30,300                  1,071
  Commerce Bancorp, Inc.                           18,100                    719
  The Bank of New York Co., Inc.                   31,600                    648
  Provident Financial Group, Inc.                  30,100                    639
  Legg Mason Inc.                                   6,700                    327
  Household International, Inc.                    10,200                    279
                                                         -----------------------
                                                                         418,042
                                                         -----------------------
HEALTH CARE (27.7%)
BIOTECH RESEARCH & PRODUCTION (2.8%)
* Genzyme Corp.-
   General Division                               425,300                 15,502
  Serono SA ADR                                 1,141,200                 13,751
* Amgen, Inc.                                     237,700                 13,680
* Chiron Corp.                                    294,200                 11,033
* Cephalon, Inc.                                  202,800                  8,100
* Neurocrine Biosciences, Inc.                    120,000                  5,014
* Quintiles Transnational Corp.                   284,700                  3,462
* Charles River Laboratories, Inc.                130,300                  3,325
* IDEC Pharmaceuticals Corp.                       90,000                  3,098
  Baxter International, Inc.                      105,800                  1,972
* Genentech, Inc.                                  40,200                  1,407
* Biogen, Inc.                                     19,700                    590

DRUGS & PHARMACEUTICALS (13.8%)
  Pharmacia Corp.                                 977,900                 42,343
  Pfizer, Inc.                                  1,184,600                 36,912
  Schering-Plough Corp.                         2,003,400                 35,721
  Johnson & Johnson                               605,700                 35,052
* Gilead Sciences, Inc.                           819,500                 34,411
  Abbott Laboratories                             893,400                 33,601
  AstraZeneca Group PLC ADR                       955,000                 32,766
  Eli Lilly & Co.                                 435,600                 24,895
* Forest Laboratories, Inc.                       421,000                 22,721
  Aventis SA ADR                                  405,000                 17,881
  Merck & Co., Inc.                               278,900                 15,278
  AmerisourceBergen Corp.                         215,400                 11,309
  Wyeth                                           266,800                 10,090
  Mylan Laboratories, Inc.                        349,450                 10,047
* Shionogi & Co. Ltd.                             550,000                  7,449
* Watson Pharmaceuticals, Inc.                    235,000                  6,761
  Cardinal Health, Inc.                            92,500                  5,270
* Barr Laboratories, Inc.                          85,200                  4,856
* King Pharmaceuticals, Inc.                      402,500                  4,802
* SICOR, Inc.                                     239,500                  4,000
  ICN Pharmaceuticals, Inc.                       430,000                  3,831
* Amylin Pharmaceuticals, Inc.                    230,300                  3,731
  Bristol-Myers Squibb Co.                        144,300                  3,049

ELECTRONICS--MEDICAL SYSTEMS (1.0%)
  Medtronic, Inc.                                 243,100                 10,969
* Affymetrix, Inc.                                343,500                  8,931
* Amersham PLC                                    841,233                  5,465
* Varian Medical Systems, Inc.                     85,800                  4,627

HEALTH & PERSONAL CARE (1.1%)
  McKesson Corp.                                  931,300                 23,217

================================================================================
                                                                          MARKET
                                                                          VALUE*
MORGAN GROWTH FUND                                 SHARES                  (000)
================================================================================
COMMON STOCKS (93.7%)(1)
--------------------------------------------------------------------------------
* Anthem, Inc.                                    121,600          $       8,056
* Express Scripts Inc.                             30,500                  1,698

HEALTH CARE FACILITIES (2.1%)
  HCA Inc.                                        539,200                 22,301
* Triad Hospitals, Inc.                           475,100                 12,780
* Gambro AB Class A                             1,614,300                  6,759
* Pharmaceutical Product
   Development, Inc.                              198,600                  5,333
* Laboratory Corp. of
   America Holdings                               160,400                  4,756
* Quest Diagnostics, Inc.                          58,500                  3,492
* Tenet Healthcare Corp.                          179,100                  2,991
* LifePoint Hospitals, Inc.                       113,400                  2,847
* DaVita, Inc.                                     90,200                  1,870

HEALTH CARE MANAGEMENT SERVICES (3.8%)
* WellPoint Health Networks Inc.
   Class A                                        518,100                 39,764
  UnitedHealth Group Inc.                         274,700                 25,182
* Caremark Rx, Inc.                               721,700                 13,098
* WebMD Corp.                                   1,086,088                  9,797
* Cerner Corp.                                    231,400                  7,493
* AdvancePCS                                      227,312                  6,442
* Universal Health Services
   Class B                                        153,400                  6,254
* Health Net Inc.                                  61,800                  1,654
* Mid Atlantic Medical
   Services, Inc.                                  18,700                    758

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (2.8%)
* St. Jude Medical, Inc.                          483,200                 23,556
* STERIS Corp.                                    378,800                  9,909
* Henry Schein, Inc.                              165,000                  7,441
* Guidant Corp.                                   184,000                  6,661
  Stryker Corp.                                    85,000                  5,835
  C.R. Bard, Inc.                                  85,000                  5,360
  Becton, Dickinson & Co.                         154,400                  5,318
* Boston Scientific Corp.                         120,600                  4,916
  DENTSPLY International Inc.                     136,100                  4,735
* Zimmer Holdings, Inc.                            71,100                  3,458
  Beckman Coulter, Inc.                            84,700                  2,882
  Biomet, Inc.                                     51,600                  1,582
* Edwards Lifesciences Corp.                       15,500                    425

MEDICAL SERVICES (0.3%)
* Coventry Health Care Inc.                       302,700                  9,959
                                                         -----------------------
                                                                         816,281
                                                         -----------------------
INTEGRATED OILS (0.3%)
Amerada Hess Corp.                                182,000                  8,055
                                                         -----------------------
OTHER ENERGY (1.6%)
  Pogo Producing Co.                              237,500          $       9,445
  Burlington Resources, Inc.                      180,100                  8,593
* National-Oilwell, Inc.                          340,200                  7,617
  Ocean Energy, Inc.                              377,200                  7,544
  EnCana Corp.                                    167,200                  5,411
* Varco International, Inc.                       281,400                  5,152
  Anadarko Petroleum Corp.                         34,700                  1,579
  XTO Energy, Inc.                                 53,866                  1,023
  Halliburton Co.                                  43,000                    891
                                                         -----------------------
                                                                          47,255
                                                         -----------------------
MATERIALS & PROCESSING (1.3%)
* Energizer Holdings, Inc.                        304,300                  7,757
* Freeport-McMoRan
   Copper & Gold, Inc. Class B                    317,400                  5,412
* Pactiv Corp.                                    251,300                  5,101
  Fluor Corp.                                     106,400                  3,584
  Avery Dennison Corp.                             54,600                  3,203
  Newmont Mining Corp.
   (Holding Company)                              121,200                  3,169
* Scotts Co.                                       59,200                  3,066
* Shaw Group, Inc.                                274,600                  2,760
* American Standard Cos., Inc.                     34,800                  2,393
  Ecolab, Inc.                                     24,500                  1,209
  Masco Corp.                                      44,000                    819
  Alcoa Inc.                                       25,300                    490
                                                         -----------------------
                                                                          38,963
                                                         -----------------------
PRODUCER DURABLES (3.0%)
* Lexmark International, Inc.                     339,100                 22,703
* Nokia Corp. ADR                                 605,000                  8,476
  D.R. Horton, Inc.                               370,600                  7,116
* Thermo Electron Corp.                           392,200                  7,099
* American Power Conversion Corp.                 356,000                  5,069
* Applied Materials, Inc.                         329,900                  4,150
* KLA-Tencor Corp.                                107,600                  3,867
  Danaher Corp.                                    54,100                  3,558
  Rockwell Collins, Inc.                          146,800                  2,697
  The Boeing Co.                                  102,500                  2,569
  Pitney Bowes, Inc.                               71,500                  2,282
* LAM Research Corp.                              180,800                  2,059
  United Technologies Corp.                        35,100                  2,028
* Novellus Systems, Inc.                           73,100                  1,993
* NVR, Inc.                                         5,600                  1,842
  HON Industries, Inc.                             59,500                  1,696
* Tektronix, Inc.                                  83,600                  1,434
* AGCO Corp.                                       81,100                  1,306
  Illinois Tool Works, Inc.                        21,300                  1,239
* Flowserve Corp.                                  99,900                  1,164
  Lennar Corp.                                     16,200                    868
  Herman Miller, Inc.                              51,900                    836
  Lockheed Martin Corp.                            16,400                    780
                                                         -----------------------
                                                                          86,831
                                                         -----------------------

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
================================================================================
TECHNOLOGY (13.9%)
  Microsoft Corp.                               3,211,100          $      77,741
* Dell Computer Corp.                           1,812,600                 49,502
  Intel Corp.                                   1,345,000                 21,897
* Cisco Systems, Inc.                           1,449,000                 18,808
  International Business
   Machines Corp.                                 159,400                 12,502
* QLogic Corp.                                    326,300                 12,119
* Intuit, Inc.                                    324,800                 12,083
  Applera Corp.-
   Applied Biosystems Group                       745,300                 11,798
* UTStarcom, Inc.                                 575,800                 11,510
* Veritas Software Corp.                          650,000                 11,427
* Citrix Systems, Inc.                            799,400                 10,520
* L-3 Communications
   Holdings, Inc.                                 249,600                 10,026
* Analog Devices, Inc.                            345,000                  9,487
* Altera Corp.                                    665,300                  9,008
* Oracle Corp.                                    828,500                  8,988
* Jabil Circuit, Inc.                             495,800                  8,677
* Symantec Corp.                                  216,200                  8,471
* Computer Sciences Corp.                         260,100                  8,466
* National Semiconductor Corp.                    492,400                  8,390
* Network Associates, Inc.                        584,300                  8,069
  Microchip Technology, Inc.                      404,200                  8,044
* J.D. Edwards & Co.                              609,800                  6,720
  Harris Corp.                                    231,600                  6,432
  QUALCOMM Inc.                                   176,900                  6,379
  Texas Instruments, Inc.                         348,900                  5,711
* PanAmSat Corp.                                  383,300                  5,412
* Storage Technology Corp.                        251,700                  5,089
* Acxiom Corp.                                    298,100                  5,017
  PerkinElmer, Inc.                               542,500                  4,823
* BEA Systems, Inc.                               452,800                  4,614
* SanDisk Corp.                                   202,400                  3,404
  Motorola, Inc.                                  346,800                  2,865
* Ingram Micro, Inc. Class A                      236,200                  2,605
* RF Micro Devices, Inc.                          357,000                  2,152
* Zebra Technologies Corp. Class A                 31,300                  2,016
* EMC Corp.                                       250,500                  1,811
  Adobe Systems, Inc.                              53,000                  1,634
* BMC Software, Inc.                               87,200                  1,316
* Emulex Corp.                                     66,400                  1,272
* The Titan Corp.                                 118,100                    880
  Symbol Technologies, Inc.                        91,800                    790
  Electronic Data Systems Corp.                    41,800                    736
* Perot Systems Corp.                              42,700                    438
* Unisys Corp.                                     41,000                    380
* Sun Microsystems, Inc.                           74,400                    243
                                                         -----------------------
                                                                         410,272
                                                         -----------------------
UTILITIES (2.2%)
* NEXTEL Communications, Inc.                   2,511,800          $      33,633
* Comcast Corp. Special Class A                   460,300                 12,653
  Kinder Morgan, Inc.                             202,700                  9,121
* Comcast Corp. Class A                           133,414                  3,814
* Sky Perfect Communications Inc.                   4,500                  2,600
* Citizens Communications Co.                     164,700                  1,644
* AT&T Wireless Services Inc.                     225,100                  1,486
* Qwest Communications
   International Inc.                             128,400                    448
                                                         -----------------------
                                                                          65,399
                                                         -----------------------

OTHER (2.1%)
General Electric Co.                            1,990,700                 50,763
3M Co.                                             56,600                  7,360
Fortune Brands, Inc.                               59,400                  2,546
Honeywell International Inc.                       31,200                    666
                                                         -----------------------
                                                                          61,335
                                                         -----------------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $2,834,457)                                                     2,760,018
================================================================================
TEMPORARY INVESTMENTS (8.0%)(1)
--------------------------------------------------------------------------------
Vanguard Index Participation
 Equity Receipts-
  Total Stock Market                              284,400                22,598
--------------------------------------------------------------------------------
                                              FACE AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 1.25%, 4/9/2003                               $ 9,000                 8,998

REPURCHASE AGREEMENTS
Collateralized by U.S. Government
Obligations in a Pooled Cash Account
1.32%, 4/1/2003                                   154,513               154,513
1.32%, 4/1/2003--Note G                            50,302                50,302
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
 (Cost $242,319)                                                        236,411
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.7%)
 (Cost $3,076,776)                                                    2,996,429
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.7%)
Other Assets--Note C                                                     13,142
Liabilities--Note G                                                     (64,173)
                                                         -----------------------
                                                                        (51,031)
                                                         -----------------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $2,945,398
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 98.2% and 3.5%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.

MORGAN GROWTH FUND
================================================================================
AT MARCH 31, 2003, NET ASSETS CONSISTED OF:                            AMOUNT
                                                                        (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                    $4,275,155
Overdistributed Net Investment Income                                    (735)
Accumulated Net Realized Losses                                    (1,249,076)
Unrealized Appreciation (Depreciation)
 Investment Securities                                                (80,347)
Futures Contracts                                                         401
--------------------------------------------------------------------------------
NET ASSETS                                                         $2,945,398
--------------------------------------------------------------------------------
Investor Shares--Net Assets
Applicable to 242,760,599 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                          $2,671,393
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                            $11.00
================================================================================
Admiral Shares--Net Assets
Applicable to 8,027,590 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                            $274,005
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                             $34.13
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

MORGAN GROWTH FUND
================================================================================
                                                                SIX MONTHS ENDED
                                                                  MARCH 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends*                                                            $ 10,718
 Interest                                                                 1,062
 Security Lending                                                           135
--------------------------------------------------------------------------------
Total Income                                                             11,915
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
   Basic Fee                                                              1,662
   Performance Adjustment                                                  (251)
The Vanguard Group--Note C
 Management and Administrative
   Investor Shares                                                        5,395
   Admiral Shares                                                           355
 Marketing and Distribution
   Investor Shares                                                          181
   Admiral Shares                                                            15
Custodian Fees                                                               32
Shareholders' Reports and Proxies
 Investor Shares                                                            119
 Admiral Shares                                                               1
Trustees' Fees and Expenses                                                   2
--------------------------------------------------------------------------------
Total Expenses                                                            7,511
Expenses Paid Indirectly--Note D                                           (563)
--------------------------------------------------------------------------------
Net Expenses                                                              6,948
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     4,967
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities Sold*                                             (52,203)
Futures Contracts                                                        (6,229)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                (58,432)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                                                   184,438
Futures Contracts                                                         4,516
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        188,954
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $135,489
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies of the fund were $160,000 and $602,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.


MORGAN GROWTH FUND
================================================================================
                                           SIX MONTHS                      YEAR
                                                ENDED                     ENDED
                                       MARCH 31, 2003            SEPT. 30, 2002
                                                 (000)                     (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                        $ 4,967                  $ 12,926
 Realized Net Gain (Loss)                     (58,432)                 (450,112)
 Change in Unrealized Appreciation
 (Depreciation)                               188,954                   (92,789)
--------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
  Resulting from Operations                   135,489                  (529,975)
--------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
 Investor Shares                               (9,196)                  (17,878)
 Admiral Shares                                (1,363)                   (1,945)
Realized Capital Gain
 Investor Shares                                   --                        --
 Admiral Shares                                    --                        --
--------------------------------------------------------------------------------
  Total Distributions                         (10,559)                  (19,823)
--------------------------------------------------------------------------------
Capital Share Transactions--Note H
 Investor Shares                              188,908                  (203,031)
 Admiral Shares                                16,861                    34,676
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                 205,769                  (168,355)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                   330,699                  (718,153)
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                        2,614,699                 3,332,852
--------------------------------------------------------------------------------
 End of Period                             $2,945,398                $2,614,699
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

MORGAN GROWTH FUND INVESTOR SHARES
====================================================================================================================================
                                                SIX MONTHS
                                                     ENDED      YEAR ENDED       JAN. 1 TO
FOR A SHARE OUTSTANDING                           MARCH 31,       SEPT. 30,       SEPT. 30,            YEAR ENDED DECEMBER 31,
THROUGHOUT EACH PERIOD                                2003            2002            2001*      2000      1999     1998      1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $10.49          $12.71          $17.08     $22.92    $19.72   $17.54    $15.63
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                 .02            .049             .06        .16       .14      .18      .160
 Net Realized and Unrealized Gain (Loss)
  on Investments                                       .53          (2.194)          (4.38)     (2.90)     6.29     3.61     4.435
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                     .55          (2.145)          (4.32)     (2.74)     6.43     3.79     4.595
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 (.04)          (.075)             --       (.15)     (.15)    (.18)    (.160)
 Distributions from Realized Capital Gains              --              --            (.05)     (2.95)    (3.08)   (1.43)   (2.525)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                 (.04)          (.075)           (.05)     (3.10)    (3.23)   (1.61)   (2.685)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $11.00          $10.49          $12.71     $17.08    $22.92   $19.72    $17.54
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                         5.23%         -17.04%         -25.33%    -12.51%    34.10%   22.26%    30.81%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)               $2,671          $2,369          $3,066     $4,661    $5,066   $3,555    $2,795
 Ratio of Total Expenses to
  Average Net Assets                               0.54%**           0.48%         0.43%**      0.40%     0.42%    0.44%     0.48%
 Ratio of Net Investment Income to
  Average Net Assets                               0.33%**           0.37%         0.49%**      0.73%     0.71%    0.96%     0.93%
 Portfolio Turnover Rate                             79%**            104%           53%          94%       65%      81%       76%
====================================================================================================================================

*The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
**Annualized.

MORGAN GROWTH FUND ADMIRAL SHARES
================================================================================================================
                                                          SIX MONTHS ENDED       YEAR ENDED         MAY 14* TO
                                                                  MARCH 31,        SEPT. 30,          SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                        2003             2002               2001**
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $32.58           $39.44            $50.00
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                 .08              .20               .12
 Net Realized and Unrealized Gain
  (Loss) on Investments                                               1.65            (6.79)           (10.68)
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                    1.73            (6.59)           (10.56)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                 (.18)            (.27)               --
 Distributions from Realized Capital Gains                              --               --                --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (.18)            (.27)               --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $34.13           $32.58            $39.44
----------------------------------------------------------------------------------------------------------------
Total Return                                                         5.30%          -16.90%           -21.12%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                 $274             $246              $267
 Ratio of Total Expenses to
  Average Net Assets                                                0.38%+            0.36%            0.36%+
 Ratio of Net Investment Income to
  Average Net Assets                                                0.49%+            0.49%            0.56%+
 Portfolio Turnover Rate                                              79%+             104%               53%
================================================================================================================

 *Inception.
**The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
+Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

2. FUTURES CONTRACTS: The fund uses S&P 500 and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, and Franklin Portfolio Associates, LLC, provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fees of each adviser are subject to quarterly adjustments based on performance for the preceding three years relative to the Growth Fund Stock Index, an index of the equity holdings of the largest growth stock mutual funds, for periods prior to September 1, 2002, and their new benchmarks, the Russell 3000 Growth Index for Wellington Management Company, llp, and the Russell Midcap Growth Index for Franklin Portfolio Associates, LLC, beginning September 1, 2002. Both benchmark changes will be fully phased in by September 2005.

     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $293,000 for the six months ended March 31, 2003.

     For the six months ended March 31, 2003, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the fund's average net assets before a decrease of $251,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2003, the fund had contributed capital of $544,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.54% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended March 31, 2003, these arrangements reduced the fund's expenses by $563,000 (an annual rate of 0.04% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2002, the fund had available realized losses of $1,194,762,000 to offset future net capital gains of $786,337,000 through September 30, 2010, and $408,425,000 through September 30, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At March 31, 2003, net unrealized depreciation of investment securities for tax purposes was $80,347,000, consisting of unrealized gains of $294,647,000 on securities that had risen in value since their purchase and $374,994,000 in unrealized losses on securities that had fallen in value since their purchase.

     At March 31, 2003, the aggregate settlement value of open futures contracts expiring in June 2003 and the related unrealized appreciation (depreciation) were:

================================================================================
                                                     (000)
--------------------------------------------------------------------------------
                                  AGGREGATE                           UNREALIZED
                                  NUMBER OF       SETTLEMENT        APPRECIATION
FUTURES CONTRACTS            LONG CONTRACTS           VALUE       (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                       411             $87,029              $(522)
S&P MidCap 400 Index                106              21,701                923
================================================================================

     Unrealized  appreciation   (depreciation)  on  open  futures  contracts  is
required to be treated as realized gain (loss) for tax  purposes.

F. During the six months ended March 31, 2003, the fund purchased $1,204,832,000 of investment securities and sold $1,073,324,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at March 31, 2003, was $47,533,000, for which the fund held cash collateral of $50,302,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

==============================================================================================================
                                                  SIX MONTHS ENDED                           YEAR ENDED
                                                    MARCH 31, 2003                       SEPTEMBER 30, 2002
--------------------------------------------------------------------------------------------------------------
                                              AMOUNT         SHARES                    AMOUNT           SHARES
                                               (000)          (000)                     (000)            (000)
--------------------------------------------------------------------------------------------------------------
INVESTOR SHARES
 Issued                                    $ 354,352         31,907                 $ 321,942           24,326
 Issued in Lieu of Cash Distributions          8,855            786                    17,165            1,185
 Redeemed                                   (174,299)       (15,679)                 (542,138)         (40,937)
--------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--Investor Shares   188,908         17,014                  (203,031)         (15,426)
--------------------------------------------------------------------------------------------------------------
ADMIRAL SHARES
 Issued                                       38,190          1,104                    82,658            1,961
 Issued in Lieu of Cash Distributions          1,265             36                     1,823               41
 Redeemed                                    (22,594)          (657)                  (49,805)          (1,234)
--------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--Admiral Shares     16,861            483                    34,676              768
==============================================================================================================

INVESTING IS FAST AND EASY ON VANGUARD.COM
If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com(R) was built for you--and it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE
Log on to Vanguard.com and:
* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
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PLAN YOUR INVESTMENTS WITH CONFIDENCE
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Find out what Vanguard.com can do for you. Log on today!

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.

================================================================================
JOHN  J.  BRENNAN*
(1987)
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the (1987) investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS
(2001)
The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business (2001) strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA
(2001)
Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September 1999), and Vice (2001) President (prior to September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of Drexel University.

JOANN HEFFERNAN HEISEN
(1998)
Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (1998) (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL
(1977)
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (1977) (Irish investment fund) (since November
2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR.
(1993)
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ (1993) lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).

J. LAWRENCE WILSON
(1985)
Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel (1985) engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R.  GREGORY  BARTON
Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September 1997); Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Principal of The Vanguard Group (prior to September 1997).

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
================================================================================
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.
================================================================================
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

                                                                    [BACK COVER]

                                                                     [SHIP LOGO]
                                                         [THE VANGUARD GROUP[R]]
                                                            POST OFFICE BOX 2600
                                                     VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, Morgan, Consolidated View, PlainTalk, Wellington, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
WWW.VANGUARD.COM

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                               (C) 2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q262 052003